FIRST AMENDMENT TO
THE FEDEX CORPORATION RETIREMENT PARITY PENSION PLAN
As Amended and Restated Effective June 1, 2024

    THIS AMENDMENT to the FedEx Corporation Retirement Parity Pension Plan (the “Plan”) is made by the Participating Employers pursuant to their authority to amend the Plan as provided in Section 16 thereof.

WHEREAS, in connection with the distribution by FedEx Corporation to its shareholders of its interest in FedEx Freight Holding Company, Inc. and its subsidiaries on June 1, 2026 (the “Distribution Date”), the Sponsoring Employer desires to amend the Plan to reflect the following changes, in accordance with the terms of the Employee Matters Agreement between FedEx Corporation and FedEx Freight Holding Company, Inc. (the “EMA”): (i) all SpinCo Employees (as defined in the EMA) will cease to participate in the Plan as of the Distribution Date; (ii) FedEx Freight, Inc. and FedEx Custom Critical, Inc., subsidiaries of FedEx Freight Holding Company, Inc. will cease to be participating employers in the Plan as of the Distribution Date; and (iii) the liabilities attributable to SpinCo Employees will be transferred to the FedEx Freight Retirement Parity Pension Plan on the Distribution Date, as set forth in the EMA.

    NOW, THEREFORE, the Plan is amended as follows effective June 1, 2026:

1.Section 1 of the Plan is amended to add the following new paragraph immediately after the seventh paragraph, and prior to the penultimate paragraph, to read as follows:

“Effective June 1, 2026, the Plan is amended to reflect the distribution by FedEx Corporation (the “Distribution”) to its shareholders of its interest in FedEx Freight Holding Company, Inc. and its subsidiaries on June 1, 2026. In accordance with the terms of the Employee Matters Agreement between FedEx Corporation and FedEx Freight Holding Company, Inc. (the “EMA”): (i) all participants in the Plan who are SpinCo Employees (as defined in the EMA) will cease to participate in the Plan as of the Distribution Date; (ii) FedEx Freight, Inc. and FedEx Custom Critical, Inc. will cease to be participating employers in the Plan as of the Distribution Date; and (iii) the liabilities attributable to SpinCo Employees will be transferred to the FedEx Freight Retirement Parity Pension Plan (“Freight RPPP”) on June 1, 2026, as set forth in the EMA.”

2.Section 2 of the Plan is amended to add the following new paragraph to the end thereof to read as follows:

“In connection with the Distribution (as defined in Section 1), as of June 1, 2026, FedEx Freight, Inc. and FedEx Custom Critical, Inc., subsidiaries of FedEx Freight Holding Company, Inc., ceased to be Controlled Group Members and participating employers in the Plan. As of June 1, 2026, Officers and Managing Directors of FedEx Freight, Inc. and FedEx Custom Critical, Inc. ceased to be eligible employees under the Plan.”

3.A new Section 20 of the Plan is added to read as follows:

“Section 20.    FedEx Freight Spinoff. In connection with the Distribution (as defined in Section 1) and in accordance with the terms of the EMA (as defined in Section 1), the Freight RPPP (as defined in Section 1) was established, effective as of June 1, 2026.

Pursuant to the EMA, the Plan liabilities attributable to the benefits of Parity Spinoff Employees will be transferred to the Freight RPPP on June 1, 2026. For purposes of this Section 20, a “Parity Spinoff Employee” means a participant who is a “SpinCo Employee,” including any participant who is a “Delayed Transfer Employee,” as such terms are defined in the EMA.

As of June 1, 2026, no further benefit will be accrued by, or will be due or payable to, any Parity Spinoff Employee under the Plan.

Each Parity Spinoff Employee’s valid beneficiary election(s) and domestic relations orders, in each case in effect under the Plan immediately prior to June 1, 2026, shall be automatically transferred to the Freight RPPP as of June 1, 2026.”

IN WITNESS WHEREOF, the duly authorized officers of the Participating Employers have caused this Amendment to be effective June 1, 2026.

FEDERAL EXPRESS CORPORATION

Signed: /s/ Tracy B. Brightman

Name: Tracy B. Brightman

Title:     Executive Vice President – Chief People Officer

Date:     May 27, 2026

IN WITNESS WHEREOF, the duly authorized officers of the Participating Employers have caused this Amendment to be effective June 1, 2026.

FEDEX CORPORATION

Signed: /s/ Tracy B. Brightman

Name: Tracy B. Brightman

Title:     Executive Vice President – Chief People Officer

Date:     May 27, 2026

IN WITNESS WHEREOF, the duly authorized officers of the Participating Employers have caused this Amendment to be effective June 1, 2026.

FEDEX OFFICE AND PRINT SERVICES, INC.

Signed: /s/ Tiffany H. Brunson

Name: Tiffany H. Brunson

Title:     Vice President – General Counsel

Date:     May 28, 2026

IN WITNESS WHEREOF, the duly authorized officers of the Participating Employers have caused this Amendment to be effective June 1, 2026.

FEDEX TRADE NETWORKS TRADE SERVICES, LLC
FEDEX LOGISTICS, INC.
FEDEX SUPPLY CHAIN DISTRIBUTION SYSTEM, INC.
ATC INFORMATION SERVICES, INC.
GENCO INFRASTRUCTURE SOLUTIONS, INC.
FEDEX SUPPLY CHAIN, INC.
FEDEX SUPPLY CHAIN LOGISTICS & ELECTRONICS, INC.
GENCO MARKETPLACE, INC.
FEDEX DATAWORKS, INC.

Signed: /s/ Alana L. Griffin

Name: Alana L. Griffin

Title:     Assistant Secretary

Date:     May 28, 2026

IN WITNESS WHEREOF, the duly authorized officers of the Participating Employers have caused this Amendment to be effective June 1, 2026.

FEDERAL EXPRESS VIRGIN ISLANDS, INC.

Signed: /s/ Ariel O. Diaz

Name: Ariel O. Diaz

Title:     Secretary

Date:     May 28, 2026

IN WITNESS WHEREOF, the duly authorized officers of the Participating Employers have caused this Amendment to be effective June 1, 2026.

FEDEX FREIGHT, INC.

Signed: /s/ Clement E. Klank

Name: Clement E. Klank

Title:     Senior Vice President – Chief Human Resources and Legal Officer

Date:     May 28, 2026

IN WITNESS WHEREOF, the duly authorized officers of the Participating Employers have caused this Amendment to be effective June 1, 2026.

FEDEX CUSTOM CRITICAL, INC.

Signed: /s/ Clement E. Klank

Name: Clement E. Klank

Title:     Secretary

Date:     May 28, 2026